SUPPLEMENT TO THE PROSPECTUS
                                       OF
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

         Evergreen Strategic Income Fund

         The section of the prospectus entitled "FUND FACTS" for Evergreen Strategic Income Fund (the "Fund") is revised as follows:

         Portfolio Managers

o        By Teams

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" is revised to reflect that the Fund is now managed by two of EIMC's teams of portfolio management professionals. The portfolio management description for the Fund in the Fund's prospectus is supplemented to include:

         In addition, Evergreen Strategic Income Fund is also managed by EIMC's Customized Fixed Income team, with team members responsible for various sectors.



May 11, 2004                                                    569768 (5/04)